FOR IMMEDIATE RELEASE

Enviri Announces Merger Consideration for Sale of Clean Earth and Update Regarding Spin-Off of New Enviri

•Sale of Clean Earth and Spin-off of Harsco Environmental and Rail expected to be completed on June 1, 2026

•Enviri stockholders to receive $15.00 per share at closing, after debt repayment, transaction costs and other financial considerations

•Effective date for distribution in Spin-off of Harsco Environmental and Rail is expected to be June 1, 2026 (the “Effective Date”)

•Enviri stockholders will receive one share of New Enviri common stock for every three shares of Enviri common stock on June 1, 2026

•Enviri II Corporation (“New Enviri”) “When Issued” trading expected to begin on May 27, 2026 under symbol “NVRI WI” and “Regular Way” trading expected to begin on June 2, 2026 under the new name “Enviri Corporation” and symbol “NVRI”

PHILADELPHIA (May 20, 2026) — As previously announced, Enviri Corporation (NYSE: NVRI) (“Enviri” or the “Company”) expects to close the sale of Clean Earth to Veolia Environnement S.A. as well as complete the spin-off of Harsco Environmental and Rail into a standalone publicly traded company, named Enviri II Corporation (“New Enviri”), on June 1, 2026, subject to satisfaction of certain closing conditions. The Clean Earth transaction was approved by Enviri stockholders on May 4, 2026. The New Enviri information statement (“Information Statement”) was made available to Enviri stockholders on May 8, 2026, and is also available as an exhibit to the Form 8-K filed by New Enviri with the Securities and Exchange Commission on May 11, 2026.

As described in the Information Statement, the spin-off will occur by CLEH, Inc. (“CE Holdings”) distributing all the outstanding shares of New Enviri common stock to its stockholders (the “Distribution”). Prior to the Distribution, among other reorganizational transactions, Enviri will merge with and into Enviri LLC, a wholly owned subsidiary of CE Holdings (the “Holding Company Merger”).

Enviri stockholders of record immediately prior to the Holding Company Merger will first receive one share of CE Holdings common stock in exchange for each share of Enviri common stock, and will subsequently receive one share of New Enviri common stock for every three shares of CE Holdings common stock in the Distribution. The Holding Company Merger and the Distribution are expected to occur before market open on the Effective Date.

No action is required by Enviri stockholders to receive shares of CE Holdings common stock or New Enviri common stock. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying, selling or holding Enviri common stock before the Effective Date.

On the trading day following the Distribution, New Enviri common stock will trade on the New York Stock Exchange (“NYSE”), using the Company’s existing ticker (“NVRI”), and New Enviri will be renamed “Enviri Corporation.” Further information about the spin-off and New Enviri can be found in the Information Statement. Relevant trading details and additional transaction details are as follows:

Trading Information
•Regular Way trading for Enviri common stock expected to continue on the NYSE under existing ticker “NVRI” until before market open on June 1, 2026. (T)
•When Issued trading for New Enviri common stock expected to begin on the NYSE under the name “Enviri II Corporation” and ticker “NVRI WI” on May 27, 2026 (T-3)
•Regular Way trading for New Enviri common stock expected to begin on the NYSE under the name “Enviri Corporation” and ticker “NVRI” on June 2, 2026 (the day after the Distribution; T+1)
•When Issued trades expected to settle on June 3, 2026 (two days after the Distribution; T+2)

Additional Transaction Details
•The Distribution and the Closing of the Clean Earth sale are expected to occur before market open on June 1, 2026
•Cash payout to existing Enviri stockholders of $15.00, as merger consideration, after debt repayment, transaction costs, and reserves for certain Rail ETO contracts

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About Enviri
Enviri is transforming the world to green, as a trusted global leader in providing a broad range of environmental services and related innovative solutions. The Company serves a diverse customer base by offering critical recycle and reuse solutions for their waste streams, enabling customers to address their most complex environmental challenges and to achieve their sustainability goals. Enviri is based in Philadelphia, Pennsylvania and operates in more than 150 locations in over 30 countries. Additional information can be found at www.enviri.com.

Forward-Looking Statements
The nature of the Company's business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the "safe harbor" provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the expected timing, completion and effects of the transactions contemplated by the Merger Agreement and the Separation Agreement, including the sale of Clean Earth and the spin-off of New Enviri; statements about management's confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as "may," "could," "expect," "anticipate," "intend," "believe," "likely," "estimate," "outlook," "plan," "contemplate," "project," "target" or other comparable terms.

Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) the Company's ability to complete the transactions contemplated by the Merger Agreement and the Separation Agreement on the terms expected, in a timely manner or at all; (2) the possibility that the sale of Clean Earth and the spin-off of New Enviri may not ultimately achieve the expected benefits; (3) the Company's ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (4) the Company’s inability to comply with applicable environmental laws and regulations; (5) the Company’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (6) various economic, business, and regulatory risks associated with the waste management industry; (7) the seasonal nature of the Company's business; (8) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which the Company operates; (9) the outcome of any disputes with customers, contractors and subcontractors; (10) the financial condition of the Company's customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (11) higher than expected claims under the Company’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (12) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (13) the Company's ability to negotiate, complete, and integrate strategic transactions and joint ventures with strategic partners; (14) the Company’s ability to effectively retain key management and employees, including due to unanticipated changes to demand for the Company’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) the Company's inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which the Company operates; (16) failure to effectively prevent, detect or recover from breaches in the Company's cybersecurity infrastructure; (17) changes in the worldwide business environment in which the Company operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which the Company conducts business; (19) unforeseen business disruptions in one or more of the many countries in which the Company operates due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the Company’s operations; (22) the Company’s ability to comply with financial covenants and obligations to financial counterparties; (23) the Company’s outstanding indebtedness and exposure to derivative financial instruments that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company's pension plans and the accounting for pension assets, liabilities and expenses; (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company's SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission, and the Information Statement. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law.